Conservative Allocation Portfolio
Schedule of Investments (unaudited)
As of March 31, 2026
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.1%)
U.S. Stock Funds (23.7%)
Vanguard Variable Insurance Funds—Equity Index Portfolio	1,448,464	108,272
Vanguard Extended Market Index Fund Admiral Shares	93,171	14,547
		122,819
International Stock Fund (15.8%)
Vanguard Total International Stock Index Fund Admiral Shares	1,990,180	81,996
U.S. Bond Fund (42.3%)
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	21,012,356	219,159
International Bond Fund (18.3%)
Vanguard Total International Bond Index Fund Admiral Shares	4,925,112	94,513
Total Investment Companies (Cost $520,164)		518,487
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 3.687% (Cost $—)	1	—
Total Investments (100.1%) (Cost $520,164)		518,487
Other Assets and Liabilities—Net (-0.1%)		(542)
Net Assets (100%)		517,945
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At March 31, 2026, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2025 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Mar. 31, 2026 Market Value ($000)
Vanguard Extended Market Index Fund	14,917	94	240	115	(339)	46	—	14,547
Vanguard Market Liquidity Fund	111	NA1	NA1	—	—	1	—	—
Vanguard Total International Bond Index Fund	95,520	1,878	2,043	10	(852)	417	—	94,513
Vanguard Total International Stock Index Fund	85,524	1,069	6,255	2,131	(473)	76	—	81,996
Vanguard Variable Insurance Funds—Equity Index Portfolio	112,102	8,091	2,149	928	(10,700)	1,168	3,709	108,272
Vanguard Variable Insurance Funds—Total Bond Market Index Portfolio	222,974	11,760	8,089	342	(7,828)	7,451	—	219,159
Total	531,148	22,892	18,776	3,526	(20,192)	9,159	3,709	518,487
1	Not applicable—purchases and sales are for temporary cash investment purposes.